ALTIRIS – HP CONFIDENTIAL	EXECUTION ORIGINAL

Exhibit 10.5H

AMENDMENT NUMBER 5

TO

LICENSE AND DISTRIBUTION AGREEMENT

This Amendment Number 5 to License and Distribution Agreement (the “Amendment”) is entered into as of April 30, 2003 (the “Effective Date”) by and between Altiris, Inc., a Delaware corporation, having its principal place of business at 588 W. 400 South, Lindon, Utah 84042 (“Altiris”) and Hewlett-Packard Company, a Delaware corporation, having its principal place of business at 3000 Hanover Street, Palo Alto, California 94304 (“HP”) (individually, the “Party;” collectively, the “Parties”).

RECITALS

WHEREAS, Altiris has developed updated versions of its Client Agent and Deployment Solution products under a Project Statement Number 2 to the Alliance Master Agreement, executed by the Parties on April 4, 2003;

WHEREAS, HP desires to license and distribute the updated Client Agent and Deployment Solution products with its Thin Client hardware;

WHEREAS, the Parties have previously entered into a Software License and Distribution Agreement dated November 12, 1999, as amended (the “Agreement”), that grants HP license and distribution rights to certain Altiris software products and services; and

WHEREAS, the Parties desire to amend the Agreement to provide for the license and distribution of the updated Client Agent and Deployment Solution products with HP Thin Client hardware.

NOW, THEREFORE, in consideration of the above recitals, the mutual undertakings of the Parties as contained herein, and other good and valuable consideration., the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

I.    DEFINITIONS

All capitalized terms which are not defined in this Amendment shall have the meaning as set forth in the Agreement.

II.    MODIFICATIONS.

The Agreement is amended and supplemented as follows:

1.    Section 1 of the Agreement is amended by adding the following new definitions:

“1.15    Thin Client Software.    “Thin Client Software” shall mean the updated versions of the Altiris Client Agent and Deployment Solution software developed by Altiris under Project Statement Number 2 to the Alliance Master Agreement executed by the Parties on April 4,

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ALTIRIS – HP CONFIDENTIAL	EXECUTION ORIGINAL

2003 (the “Project Statement #2”). The Thin Client Software will have a unique SKU assigned by Altiris and will be governed by an Altiris end-user license agreement.”

“1.16    HP Thin Client.    “HP Thin Client” shall mean HP computers on the T5x00 platform (and other substantially similar HP platforms, as mutually agreed upon in writing), regardless of how such platform is sub-branded, which include the CE.Net, XPe and/or NTe operating systems. For avoidance of doubt, the HP Thin Client does not include the T20, T30, T1000 or T1010 platforms.

2.    Section 3 of the Agreement is amended by adding the following; new subsections:

“3.13    Bundling License—Thin Client Software.    Subject to the terms and conditions of this Agreement and HP’s compliance therewith, HP is authorized and licensed to bundle or pre-install copies of the Thin Client Software [with or] on HP Thin Clients and to distribute such Thin Clients to customers (the “Thin Client Bundling License”).”

“3.14    RIP License.    Subject to the term and conditions of this Agreement and HP’s compliance therewith, HP is authorized and licensed to internally use the Thin Client Software to create Rapid Install Packages (“RIPS”) of software and driver updates for the HP Thin Client. HP may distribute the RIPS to its customers for use on the HP Thin Client. HP ASSUMES ALL RISK ASSOCIATED WITH USING THE RIPS. ALTIRIS MAKES NO WARRANTY OF ANY KIND REGARDING THE REPS, WHICH ARE LICENSED TO HP ON AN “AS-IS” BASIS. ALTIRIS SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, AND FITNESS FOR A PARTICULAR PURPOSE.”

“3.15    [*] Thin Client Software.    For a period of [*] from April 4, 2003 (i.e. the Effective Date of Project Statement #2) or [*], whichever period is longer (such period in no event to exceed [*]) (the “[*] Period”), Altiris will comply with the following requirements [*]:

(a)    Altiris will create a special SKU for the Thin Client Software called “Deployment Solution for HP Thin Clients” (or such other name as mutually agreed upon by the Parties) and [*].

(b)    [*].

(c)    If Altiris reduces the list price of its Deployment Solution product by more than [*] during the [*] Period, then the Parties agree to negotiate in good faith regarding a reasonable reduction in the [*] royalty rates currently set forth in Section 9.14.

[*]	This provision is the subject of a Confidential Treatment Request.

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ALTIRIS – HP CONFIDENTIAL	EXECUTION ORIGINAL

For avoidance of doubt, the Parties understand and agree that the Thin Client Software may, at Altiris’ option, be included in Altiris’ then-current or any future version of its Deployment Solution product and that the Deployment Solution product may continue to be offered under Altiris’ published price list. The [*] Period will immediately expire if (1) HP terminates Project Statement #2 under Section 5.2, (2) HP fails to cure a material breach under Section 5.3 of Project Statement #2, or (3) the Agreement is terminated under Section 13.2 by either Party.”

3.    Section 9 of the Agreement is amended by adding the following new subsections:

“9.14    Royalties on Thin Client Software.    HP shall include a single node license of the Thin Client Software with each HP Thin Client shipped during the term of this Agreement. HP shall pay to Altiris a [*] royalty for each HP Thin Client shipped, in an amount equal to the following (as based on [*]):

[*]

“9.15    [*]

“9.16    HP Thin Client Reports.    HP shall provide Altiris a monthly report setting forth the number of shipments of HP Thin Clients for the applicable month. Altiris shall invoice HP at the end of each HP fiscal quarter for royalty payments based on such monthly reports (currently, such HP fiscal quarters end on January 31, April 30, July 31, and October 31).”

“9.17    No AUP.    The [*] royalties set forth in Section 9.14 do not include any updates or upgrades to the Thin Client Software pursuant to Altiris’ Annual Upgrade Protection (“AUP”) program. HP may offer updates and upgrades to its customers under such AUP program for an additional charge to be mutually agreed upon by the Parties.”

“9.18    Audit.    During the term of this Agreement, and during; the one-year period thereafter, but not more often than once per calendar year, Altiris may audit HP’s records and books related to the payments required, under this Section 9. The audit may be done only through a third party chosen by Altiris and reasonably acceptable to HP, only upon reasonable notice to HP, and only during normal business hours. If an audit of the appropriate records reveals any amounts underpaid, then HP shall promptly pay Altiris the amount of the underpayment, plus interest at 8% per annum. If the amount of the underpayment is greater than 5% of the amounts properly payable in a calendar year, then in addition, HP shall reimburse Altiris for the reasonable out-of-pocket costs it incurred in conducting the audit. Any dispute regarding the amount of the underpayment will be resolved pursuant to Section 14.”

[*]	This provision is the subject of a Confidential Treatment Request.

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ALTIRIS – HP CONFIDENTIAL	EXECUTION ORIGINAL

Sections 3.6, 3.10, 5.10, and 8.4 of the Agreement (as amended) shall apply to Thin Client Software in the same manner that it applies to Resale Products.

4.    Sections 5.10, 8.4, 10.1, 10.4, 12.1(a), 12.2, 12.3, 12.4 and 15.10 of the Agreement (as amended) shall apply to Thin Client Software in the same manner that it applies to Licensed Software.

5.    Section 7.4 of the Agreement shall apply to Thin Client Software in the same manner that it applies to Distributable Programs.

III.    CONFLICTS

All other terms not expressly amended herein shall remain in full force and effect as set forth in the Agreement. Should a conflict arise between this Amendment and the Agreement, as amended, the provisions of this Amendment shall control.

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Amd #5 to Altiris–HP License Agmnt 4-30-2003 (final).doc	May 5, 2003

ALTIRIS – HP CONFIDENTIAL	EXECUTION ORIGINAL

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives, all as of the date first written above.

HEWLETT-PACKARD COMPANY		ALTIRIS, INC.

Signature:	/s/ Jeri Callaway	Signature:	/s/ Rob Wellman

Print Name:	Jeri Callaway	Print Name:	Rob Wellman

Title:	Sr. VP and General Manager	Title:	VP Strategic Alliance

Business PC Global Business Unit

Date	5-12-03	Date	May 13, 2003

REVIEWED BY:	T. Woo

DATE:	5-6-03

PSG-PARTNER MANAGEMENT

HP COMPANY – HOUSTON, TX
Reviewed by Altiris Legal

		By	EKG

		Date:	5/13/03

Amd #5 to Altiris–HP License Agmnt 4-30-2003 (final).doc	May 5, 2003